Exhibit 10

On September 19, 2007, the Compensation Committee of the Board of Trustees of the Company approved the following compensation schedule for non-management trustees (employees of the Company are excluded from receiving compensation for service on the Company’s Board of Trustees and on committees of the Board), retroactive to the start of fiscal year 2008:

Chairman of the Board........................................................................................................................	$41,000/year
Vice-Chairman.......................................................................................................................................	$38,500/year
Other Trustees.........................................................................................................................................	$36,000/year

Audit Committee Chairman................................................................................................................	$5,000/year
Other Audit Committee Members......................................................................................................	$2,500/year

Board Meeting Attendance .................................................................................................................	$1,000/meeting, plus travel expenses

Audit Committee Meeting Attendance..............................................................................................	$1,000/meeting, plus travel expenses

Other Committee Meeting Attendance..............................................................................................	$250/meeting, plus travel expenses